Exhibit 10.3

EXECUTION

DRAWN BY AND MAIL TO:

Kimberly Brown Blacklow, Esq.

Cleary Gottlieb Steen & Hamilton LLP

One Liberty Plaza

New York, New York 10006

COLLATERAL IS OR INCLUDES FIXTURES

STATE OF NEW YORK

COUNTY OF NEW YORK

AMENDED, RESTATED AND CONSOLIDATED MORTGAGE, ASSIGNMENT OF RENTS AND LEASES, Collateral Assignment of Property Agreements, SECURITY AGREEMENT AND FIXTURE FILING

This Amended, Restated and Consolidated Mortgage, Assignment of Rents and Leases, Collateral Assignment of Property Agreements, Security Agreement and Fixture Filing (as amended from time to time, this “Mortgage”) is made, and is executed as of September 30, 2015, by ARC NY1440BWY1, LLC, a Delaware limited liability company (together with its permitted successors and permitted assigns, “Mortgagor”), whose address for all purposes hereunder is 405 Park Avenue, 14th Floor, New York, NY 10022, for the benefit of Strategic Asset Services LLC, a Delaware limited liability company, not individually but solely in its capacity as Agent for the Lender as set forth in the Loan Agreement (together with all its successors and assigns, the “Mortgagee”), whose address for all purposes hereunder 375 Park Avenue, 20th Floor, New York, New York 10152.

WHEREAS, Mortgagee is the owner and holder of the mortgage described in Schedule I annexed hereto and made a part hereof (the “Existing Mortgage”) and of the note described therein and secured thereby (the “Existing Note”);

WHEREAS, the aggregate principal amount of the Existing Note is $221,199,538.81 of which $221,199,538.81 is secured by the Existing Mortgage and remains outstanding as of the date hereof;

WHEREAS, Mortgagor and Mortgagee have agreed to extend, modify and restate the Existing Note and the Existing Mortgage, including to increase the amount secured by this Mortgage to a maximum amount up to $285,000,000.00, of which up to $63,800,461.19 constitutes new indebtedness (the “New Secured Indebtedness”) that is evidenced by a gap note dated as of the date hereof (the “Gap Note”), and upon which applicable mortgage recording tax shall be paid;

WHEREAS, Mortgagor and the Mortgagee have agreed to consolidate, amend and restate in their entirety the terms of the Existing Mortgage to conform to the terms hereof and to consolidate and coordinate the lien of the Existing Mortgage so that together they shall constitute in law but one mortgage and a single unified lien upon the property described therein and the Property described herein;

NOW, THEREFORE, in pursuance of said agreement and in consideration of the sum of One Dollar ($1.00) and other valuable consideration each to the other in hand paid, receipt of which is hereby acknowledged, the parties hereto mutually covenant and agree as follows:

NEW MORTGAGE; CONSOLIDATION

A.	Consolidation. The lien of the Existing Mortgage, in the aggregate principal amount of $221,199,538.81 is hereby consolidated and coordinated with the New Secured Indebtedness also secured hereby in the maximum aggregate principal amount of $63,800,461.19, so that they shall hereafter constitute in law but one mortgage, a single lien upon the Property, and the amount secured thereby is up to $285,000,000.

B.	Grant of Mortgage. To secure the full and timely payment of the Gap Note and the New Secured Indebtedness, Mortgagor HAS MORTGAGED, GIVEN, GRANTED, BARGAINED, SOLD, TRANSFERRED, WARRANTED, PLEDGED, ASSIGNED and CONVEYED and does hereby MORTGAGE, GIVE, GRANT, BARGAIN, SELL, TRANSFER, WARRANT, PLEDGE, ASSIGN and CONVEY to the Mortgagee, its heirs, successors and permitted assigns, the Property, TO HAVE AND TO HOLD all of the Property unto and to the use and benefit of the Mortgagee, its heirs, successors permitted and assigns, subject to the terms hereof, and Mortgagor agrees to WARRANT AND DEFEND the validity and priority of the lien of this Mortgage subject only to Permitted Encumbrances, against the claims of all Persons whomsoever.

Amended and Restated Mortgage. The terms of the Existing Mortgage and the new mortgage created under Paragraph B above are hereby amended and restated in their entirety as hereinafter set forth in this Mortgage:

ARTICLE 1

 DEFINITIONS

Section 1.1 Definitions. As used herein, the following terms shall have the following meanings:

“Indebtedness”: The sum of all principal, interest and other amounts due from Mortgagor under, or secured by, the Loan Documents.

“Loan Agreement”: The Loan Agreement, dated as of the date hereof, by and between Mortgagee, as lender, and Mortgagor, as borrower, as the same may be replaced, amended, supplemented, extended or otherwise modified from time to time.

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“Loan Documents”: The (1) Loan Agreement, (2) the Notes, as defined in the Loan Agreement, (3) this Mortgage, (4) all other documents now or hereafter executed by Mortgagor or Guarantor to evidence or secure the payment of the Indebtedness, and (5) all modifications, restatements, extensions, renewals and replacements of the foregoing.

“Obligations”: All of the agreements, covenants, conditions, warranties, representations and other obligations (other than to repay the Indebtedness) made or undertaken by Mortgagor under the Loan Documents.

“Property”: All of Mortgagor’s right, title and interest in and to each of the following (whether now owned or hereafter acquired):

(1)         the real property described in Exhibit A attached hereto and made a part hereof, together with any greater estate therein as hereafter may be acquired by Mortgagor (the “Land”),

(2)         all buildings, structures and other improvements, now or at any time situated, placed or constructed upon the Land (the “Improvements”),

(3)         all materials, machinery, supplies, equipment, fixtures (including “fixtures” as defined in the UCC), apparatus and other items of personal property now owned or hereafter acquired by Mortgagor and now or hereafter attached to, installed in or used in connection with any of the Improvements or the Land, including any and all partitions, dynamos, window screens and shades, drapes, rugs and other floor coverings, awnings, motors, engines, boilers, furnaces, pipes, plumbing, cleaning, call and sprinkler systems, fire extinguishing apparatus and equipment, water tanks, heating, ventilating, plumbing, lighting, communications and elevator fixtures, incinerating, air conditioning and air cooling equipment and systems, gas and electric machinery and equipment, disposals, dishwashers, furniture, refrigerators and ranges, security systems, artwork, recreational equipment and facilities of all kinds, water, gas, electrical, storm and sanitary sewer facilities of all kinds, and all other utilities whether or not situated in easements together with all accessions, replacements, betterments and substitutions for any of the foregoing (the “Fixtures”),

(4)         all goods, accounts, general intangibles, instruments, documents, books and records, accounts receivable, chattel paper, investment property, securities accounts and all other personal property of any kind or character, including such items of “personal property” as defined in the UCC, now owned or hereafter acquired by Mortgagor and now or hereafter affixed to, placed upon, used in connection with, arising from or otherwise related to the Land and/or the Improvements or that may be used in or relating to the planning, development, financing or operation of the Land and/or the Improvements, including furniture, furnishings, equipment, machinery, money, insurance proceeds, condemnation awards, accounts, contract rights, causes of action, trademarks, goodwill, chattel paper, documents, trade names, licenses and/or franchise agreements, rights of Mortgagor under leases of Fixtures or other personal property or equipment, inventory, all refundable, returnable or reimbursable fees, deposits or other funds or evidences of credit or indebtedness deposited by or on behalf of Mortgagor with any governmental authorities, boards, corporations, providers of utility services, public or private, including specifically, but without limitation, all refundable, returnable or reimbursable tap fees, utility deposits, commitment fees and development costs and all refunds, rebates or credits in connection with a reduction in real estate taxes and assessments against the Land and/or Improvements as a result of tax certiorari or any applications or proceedings for reduction (the “Personalty”),

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(5)         all reserves, escrows or impounds required under the Loan Agreement and all deposit accounts (including tenant’s security and cleaning deposits and deposits with respect to utility services) maintained by or on behalf of Mortgagor with respect to the Land and/or Improvements, all subject to the terms of the Loan Documents,

(6)         all plans, specifications, shop drawings and other technical descriptions prepared for construction, repair or alteration of the Improvements, and all amendments and modifications thereof (together with any and all modifications, renewals, extensions and substitutions of the foregoing, the “Plans”),

(7)         subject to the terms of the Loan Documents, all leasehold estates, leases, subleases, sub-subleases, licenses, concessions, occupancy agreements or other agreements (written or oral, now or at any time in effect and every modification, amendment or other agreement relating thereto, including every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto) that grant a possessory interest in, or the right to use or occupy, all or any part of the Land and/or Improvements, together with all related security and other deposits (together with any and all modifications, renewals, extensions and substitutions of the foregoing, the “Leases”),

(8)         all of the rents, revenues, income, proceeds, issues, profits (including all oil or gas or other mineral royalties and bonuses), security and other types of deposits, and other benefits paid or payable and to become due or payable by parties to the Leases other than Mortgagor for using, leasing, licensing, possessing, occupying, operating from, residing in, selling or otherwise enjoying any portion or portions of the Land and/or Improvements, all subject to the terms of the Loan Documents (the “Rents”),

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(9)         Subject to the terms of the Loan Documents, the Approved Management Agreement and to the extent assignable, all material contracts and agreements entered into by or on behalf of Mortgagor in any way relating to, executed in connection with, or used in, the development, construction, use, occupancy, operation, maintenance, enjoyment, management or ownership of the Land and/or Improvements (together with any and all modifications, renewals, extensions and substitutions of the foregoing, the “Property Agreements”), including all right, title and interest of Mortgagor in, to and under (a) all construction contracts, architects’ agreements, engineers’ contracts, utility contracts, letters of credit, escrow agreements, maintenance agreements, management, leasing and related agreements, parking agreements, equipment leases, service contracts, operating leases, catering and restaurant leases and agreements, agreements for the sale, lease or exchange of goods or other property, agreements for the performance of services, permits, variances, licenses, certificates and entitlements, (b) all material agreements and instruments under which Mortgagor or any of its affiliates or the seller of the Property have remaining rights or obligations in respect of Mortgagor’s acquisition of the Property or equity interests therein, (c) applicable business licenses, variances, entitlements, certificates, state health department licenses, liquor licenses, food service licenses, licenses to conduct business, certificates of need and all other permits, licenses and rights obtained from any Governmental Authority or private Person, (d) all rights of Mortgagor to receive monies due and to become due under or pursuant to the Property Agreements, (e) all claims of Mortgagor for damages arising out of or for breach of or default under the Property Agreements, (f) all rights of Mortgagor to terminate, amend, supplement, modify or waive performance under the Property Agreements, to compel performance and otherwise to exercise all remedies thereunder, and, with respect to Property Agreements that are letters of credit, to make any draws thereon, and (g) to the extent not included in the foregoing, all cash and non-cash proceeds, products, offspring, rents, revenues, issues, profits, royalties, income, benefits, additions, renewals, extensions, substitutions, replacements and accessions of and to any and all of the foregoing,

(10)        all rights, privileges, titles, interests, liberties, tenements, hereditaments, rights-of-way, easements, sewer rights, water, water courses, water rights and powers, air rights and development rights, licenses, permits and construction and equipment warranties, appendages and appurtenances appertaining to the foregoing, and all right, title and interest, if any, of Mortgagor in and to any streets, ways, alleys, underground vaults, passages, strips or gores of land adjoining the Land or any part thereof,

(11)        all accessions, replacements, renewals, additions and substitutions for any of the foregoing and all proceeds thereof,

(12)        subject to the terms of the Loan Documents, all insurance policies, unearned premiums therefor and proceeds from such policies, including the right to receive and apply the proceeds of any insurance, judgments or settlements made in lieu thereof, covering any of the above property now or hereafter acquired by Mortgagor,

(13)        all minerals and mineral rights and, without limiting the foregoing, all oil, coal, gas and coalbed methane and all related rights, and all riparian, littoral and water rights, in each case now owned or hereafter acquired and relating to all or any part of the Land and/or Improvements,

(14)        subject to the terms of the Loan Documents, any awards, remunerations, reimbursements, settlements or compensation heretofore made or hereafter to be made by any Governmental Authority pertaining to the Land, Improvements, Fixtures or Personalty,

(15)        all after acquired title to or remainder or reversion in any of the property (or any portion thereof) described herein, and

(16)        all of Mortgagor’s interest and rights, whether now or hereafter acquired and whether now or hereafter arising, wherever located, in, to and under any Interest Rate Cap Agreement, and all proceeds thereof.

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“UCC” means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in the jurisdiction in which the Land is located.

Capitalized terms used herein but not otherwise defined shall have the respective meanings ascribed to such terms in the Loan Agreement.

ARTICLE 2

HABENDUM

Section 2.1 Grant. To secure in part the full and timely payment of the Indebtedness and the full and timely performance of the Obligations, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mortgagor HAS MORTGAGED, GIVEN, GRANTED, BARGAINED, SOLD, TRANSFERRED, WARRANTED, PLEDGED, ASSIGNED and CONVEYED, and does hereby MORTGAGE, GIVE, GRANT, BARGAIN, SELL, TRANSFER, WARRANT, PLEDGE, ASSIGN and CONVEY to Mortgagee, its heirs, successors and assigns, the Property, TO HAVE AND TO HOLD all of the Property unto and, for the use and benefit of Mortgagee, its heirs, successors and permitted assigns subject to the terms hereof in and Mortgagor does hereby bind itself, its heirs, successors and assigns to WARRANT AND DEFEND the validity and priority of the Liens of this Mortgage, subject only to Permitted Encumbrances, against the claims of all Persons whomsoever.

ARTICLE 3

DEFAULT AND FORECLOSURE

Section 3.1 Remedies. If an Event of Default is continuing, Mortgagee may, at Mortgagee’s election, take such action permitted at law or in equity, without notice or demand (except as explicitly provided in the Loan Agreement), as it deems advisable to protect and enforce its rights against Mortgagor and to the Property, including but not limited to, any or all of the following rights, remedies and recourses each of which may be pursued concurrently or otherwise, at such time and in such order as Mortgagee may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Mortgagee:

(a) Acceleration. Declare the Indebtedness to be immediately due and payable, without further notice, presentment, protest, notice of intent to accelerate, notice of acceleration, demand or action of any nature whatsoever (each of which hereby is expressly waived by Mortgagor (except as provided in the Loan Agreement)), whereupon the same shall become immediately due and payable.

(b) Entry on Property. Enter the Property and take exclusive possession thereof and of all books, records and accounts relating thereto. If Mortgagor remains in possession of the Property after the occurrence and during the continuance of an Event of Default and without Mortgagee’s prior written consent, Mortgagee may invoke any legal remedies to dispossess Mortgagor.

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(c) Operation of Property. Whether or not a receiver has been appointed pursuant to Section 3.1(e) hereof, hold, lease, develop, manage, operate, control and otherwise use the Property upon such terms and conditions as Mortgagee may deem reasonable under the circumstances (making such repairs, alterations, additions and improvements and taking other actions, from time to time, as Mortgagee deems reasonably necessary or desirable), exercise all rights and powers of Mortgagor with respect to the Property, whether in the name of Mortgagor or otherwise, including the right to make, cancel, enforce or modify leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents, and apply all Rents and other amounts collected by Mortgagee in connection therewith in accordance with the provisions of Section 3.7 hereof.

(d) Foreclosure and Sale. Institute proceedings for the complete or partial foreclosure of this Mortgage, either by judicial action or by exercise of the STATUTORY POWER OF SALE or otherwise, in which case the Property may be sold for cash or credit in accordance with applicable law governing foreclosures. At any such sale by virtue of any judicial proceedings or any other legal right, remedy or recourse including power of sale, the title to and right of possession of any such property so foreclosed upon and sold shall pass to the purchaser thereof, and to the fullest extent permitted by law, Mortgagor shall be completely and irrevocably divested of all of its right, title, interest, claim and demand whatsoever, either at law or in equity, in and to the property sold and such sale shall be a perpetual bar both at law and in equity against Mortgagor, and against all other persons claiming or to claim the property sold or any part thereof, by, through or under Mortgagor. Mortgagee may be a purchaser at such sale and if Mortgagee is the highest bidder, may credit the portion of the purchase price that would be distributed to Mortgagee against the Indebtedness in lieu of paying cash. With respect to any notices required or permitted under the UCC, Mortgagor agrees that ten (10) Business Days’ prior written notice shall be deemed commercially reasonable.

(e) Receiver. Prior to, concurrently with, or subsequent to the institution of foreclosure proceedings, make application to a court of competent jurisdiction for, and (to the extent permitted by applicable law) obtain from such court as a matter of strict right and without notice to Mortgagor or anyone claiming under Mortgagor or regard to the value of the Property or the solvency or insolvency of Mortgagor or the adequacy of any collateral for the repayment of the Indebtedness or the interest of Mortgagor therein, the appointment of a receiver or receivers of the Property, and Mortgagor irrevocably consents to such appointment. Any such receiver or receivers shall have all powers and duties with respect to the Property pursuant to applicable law including the full power to rent, maintain and otherwise operate the Property upon such terms as may be approved by the court, and shall apply such Rents in accordance with the provisions of Section 3.7 hereof.

(f) Other. Exercise all other rights, remedies and recourses granted under the Loan Documents or otherwise available at law or in equity (including an action for specific performance of any covenant contained in the Loan Documents, or subject to Section 9.19 of the Loan Agreement, a judgment on the Note either before, during or after any proceeding to enforce this Mortgage).

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Section 3.2 Separate Sales. In connection with the exercise by Mortgagee of its rights and remedies hereunder, the Property may be sold in one or more parcels and in such manner and order as Mortgagee in its sole discretion, may elect, subject to applicable law.

Section 3.3 Remedies Cumulative, Concurrent and Nonexclusive. Mortgagee shall have all rights, remedies and recourses granted in the Loan Documents and available at law or equity (including the UCC), which rights (a) shall be cumulative and concurrent and shall be in addition to every other remedy so provided or permitted, (b) may be pursued separately, successively or concurrently against Mortgagor, or against the Property, at the sole discretion of Mortgagee, (c) may be exercised as often as occasion therefor shall arise, and the exercise or failure to exercise any of them shall not be construed as a waiver or release thereof or of any other right, remedy or recourse, and (d) are intended to be, and shall be, nonexclusive. No action by Mortgagee in the enforcement of any rights, remedies or recourses under the Loan Documents or otherwise at law or equity shall be deemed to cure any Event of Default.

Section 3.4 Release of and Resort to Collateral. Mortgagee may release, regardless of consideration and without the necessity for any notice to or consent by the holder of any subordinate lien on the Property, any part of the Property without, as to the remainder, in any way impairing, affecting, subordinating or releasing the lien or security interests created in or evidenced by the Loan Documents or their stature as a first and prior lien and security interest in and to the Property. For payment of the Indebtedness during the continuance of an Event of Default, Mortgagee may resort to any other security provided for under the Loan Documents in such order and manner as Mortgagee may elect.

Section 3.5 Waiver of Redemption, Notice and Marshaling of Assets. To the fullest extent permitted by law, Mortgagor hereby irrevocably and unconditionally waives and releases (a) all benefit that might accrue to Mortgagor by virtue of any present or future statute of limitations or “moratorium law” or other law or judicial decision exempting the Property or any part thereof, or any part of the proceeds arising from any sale of any such property, from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption reinstatement (to the extent permitted by law) or extension of time for payment, (b) any right to a marshaling of assets or a sale in inverse order of alienation, and (c) any and all rights it may have to require that the Property be sold as separate tracts or units in the event of foreclosure.

Section 3.6 Discontinuance of Proceedings. If Mortgagee shall have proceeded to invoke any right, remedy or recourse permitted under the Loan Documents and shall thereafter elect to discontinue or abandon it for any reason, no such discontinuance or abandonment shall waive any Event of Default that may then exist or the right of Mortgagee thereafter to exercise any right, remedy or recourse under the Loan Documents for such Event of Default.

Section 3.7 Application of Proceeds. Upon the occurrence and during the continuance of any Event of Default, except as otherwise provided in the Loan Documents and unless otherwise required by applicable law, the proceeds of any sale of, and the Rents and other amounts generated by the holding, leasing, management, operation or other use of the Property, shall be applied by Mortgagee (or the receiver, if one is appointed) in the following order or in such other order as Mortgagee shall determine in its sole discretion:

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(a) to the payment of the reasonable costs and expenses of taking possession of the Property and of holding, using, leasing, repairing, improving and selling the same, including (1) receiver’s fees and expenses, (2) court costs, (3) reasonable attorneys’, accountants’, appraisers’, environmental consultants’, engineers’ and other experts’ fees and expenses, (4) costs of advertisement, (5) reasonable costs of procuring title searches, title policies and similar data and assurance with respect to title, (6) the payment of all applicable transfer taxes and mortgage recording taxes, and (7) the payment of ground rent (if any), real estate taxes and assessments;

(b) to the payment of all amounts, other than the unpaid principal balance of the Notes and accrued but unpaid interest, which may be due under the Loan Documents;

(c) to the payment of the Indebtedness and performance of the Obligations in such manner and order of preference as Mortgagee in its sole discretion may determine; and

(d) the balance, if any, to the payment of the Persons legally entitled thereto.

If Mortgagee shall be ordered, in connection with any bankruptcy, insolvency or reorganization of Mortgagor, to restore or repay to or for the account of Mortgagor or its creditors any amount theretofore received under this Section 3.7, the amount of such restoration or repayment shall be deemed to be a part of the Indebtedness so as to place Mortgagee in the same position it would have been in had such amount never been received by Mortgagee.

Section 3.8 Occupancy After Foreclosure. The purchaser at any foreclosure sale pursuant to Section 3.1(d) shall become the legal owner of the Property. All occupants of the Property shall, at the option of such purchaser, become tenants of the purchaser at the foreclosure sale and shall deliver possession thereof immediately to the purchaser upon demand. It shall not be necessary for the purchaser at said sale to bring any action for possession of the Property other than the statutory action of forcible detainer in any court having jurisdiction over the Property.

Section 3.9 Additional Advances and Disbursements; Costs of Enforcement. If any Event of Default is continuing, Mortgagee shall have the right, but not the obligation, to cure such Event of Default in the name and on behalf of Mortgagor. All out-of-pocket costs, advances and expenses incurred at any time by Mortgagee in connection with curing such Event of Default shall bear interest from the date that such sum is advanced or expense incurred by Mortgagee, to and including the date of reimbursement, computed at the Default Rate, and all such sums, together with interest thereon, shall constitute additions to the Indebtedness and shall be secured by this Mortgage and Mortgagor covenants and agrees to pay them to the order of Mortgagee promptly upon demand.

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Section 3.10 No Mortgagee in Possession. Prior to completion of foreclosure or sale or deed in lieu of foreclosure, neither the enforcement of any of the remedies under this Article 3, the assignment of the Rents and Leases under Article 4, the collateral assignment of the Property Agreements under Article 5, the security interests under Article 6, nor any other remedies afforded to Mortgagee under the Loan Documents, at law or in equity shall cause Mortgagee to be deemed or construed to be a mortgagee in possession of the Property, to obligate Mortgagee to lease the Property or attempt to do so, or to take any action, incur any expense, or perform or discharge any obligation, duty or liability whatsoever under any of the Leases or otherwise. Mortgagor shall, and hereby agrees to indemnify Mortgagee for, and to hold Mortgagee harmless from and against, any and all claims, liability, expenses, losses or damages (other than special, punitive or consequential damages) that may or might be asserted against or incurred by Mortgagee, as the case may be, solely by reason of Mortgagee’s status as an assignee pursuant to the assignment of Rents and Leases contained herein that arises prior to completion of foreclosure or sale of deed in lieu thereof, but excluding any claim to the extent of Mortgagee’s gross negligence, bad faith or willful misconduct, or any claim arising as a result of an act or omission of Mortgagee after the date on which Mortgagee has taken actual possession of the Property pursuant to an exercise of its rights and remedies hereunder. Should Mortgagee incur any such claim, liability, expense, loss or damage, the amount thereof, including all actual, out-of-pocket expenses and reasonable fees of attorneys, shall constitute Indebtedness secured hereby, and Mortgagor shall reimburse Mortgagee, as the case may be, therefor within 10 Business Days of demand.

ARTICLE 4

ASSIGNMENT OF RENTS AND LEASES

Section 4.1 Assignment. Mortgagor does hereby presently, absolutely and unconditionally assign to Mortgagee, Mortgagor’s right, title and interest in all current and future Leases and the absolute, unconditional and continuing right to receive and collect all Rents, it being intended by Mortgagor that this assignment constitutes a present, outright, immediate, continuing and absolute assignment and not an assignment for additional security only. Prior to completion of foreclosure or sale or deed in lieu of foreclosure, such assignment to Mortgagee shall not be construed to bind Mortgagee to the performance of any of the covenants, conditions or provisions contained in any such Lease or otherwise impose any obligation upon Mortgagee and Mortgagee shall have no responsibility on account of this assignment for the control, care, maintenance, management or repair of the Property, for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, repair or control of the Property.

Section 4.2 License. Notwithstanding that Mortgagor hereby presently grants to Mortgagee an outright, immediate, continuing and absolute assignment of the Rents and Leases and not merely the collateral assignment of, or the grant of a lien or security interest in, the Rents and Leases, Mortgagee hereby grants to Mortgagor and its successors and permitted assigns and not to any tenant or any other person, a revocable license to collect and receive the Rents and to retain, use and enjoy the same and otherwise exercise all rights as landlord under any Lease, in each case subject to the terms hereof and of the Loan Agreement. Upon the occurrence and during the continuance of any Event of Default, (i) the license granted herein to Mortgagor shall immediately and automatically cease and terminate and shall be void and of no further force or effect, (ii) Mortgagee shall immediately be entitled to possession of all Rents (whether or not Mortgagee enters upon or takes control of the Property) and (iii) at the request of Mortgagee, Mortgagor shall notify in writing all tenants and subtenants under any of the Leases that all Rent due thereunder should be paid to Mortgagee at its address set forth in the Loan Agreement, or at such other place as Mortgagee shall notify Mortgagor in writing; provided that, if such Event of Default ceases to exist, the license described in the foregoing clause (i) shall automatically be reinstated. Notwithstanding said license, Mortgagor agrees that upon the occurrence and during the continuance of an Event of Default, Mortgagee, and not Mortgagor, shall be deemed to be the creditor of each tenant or subtenant under any Lease in respect to assignments for the benefit of creditors and bankruptcy, reorganization, insolvency, dissolution or receivership proceedings affecting such tenant or subtenant (without obligation on the part of Mortgagee, however, to file or make timely filings of claims in such proceedings or otherwise to pursue creditors’ rights therein), with an option to apply in accordance with the Loan Documents any money received from such tenant or subtenant in reduction of any amounts due under the Loan Documents. Upon the occurrence and during the continuance of an Event of Default, any portion of the Rents held by Mortgagor shall be held in trust for the benefit of Mortgagee for use in the payment of the Indebtedness.

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Section 4.3 Certain Rights of Mortgagee. Subject to the revocable license granted above in Section 4.2, upon the occurrence and during the continuance of an Event of Default, Mortgagee shall have the immediate and continuing right, power and authority, either in person or by agent, without bringing any action or proceeding, or by a receiver appointed by a court, without the necessity of taking possession of the Property in its own name, and without the need for any other authorization or action by Mortgagor or Mortgagee, in addition to and without limiting any of Mortgagee’s rights and remedies hereunder, under the Loan Agreement and any other Loan Documents and as otherwise available at law or in equity, (a) to notify any tenant or other person that the Leases have been assigned to Mortgagee and that all Rents are to be paid directly to Mortgagee, whether or not Mortgagee has commenced or completed foreclosure or taken possession of the Property; (b) to settle, compromise, release, extend the time of payment of, and make allowances, adjustments and discounts of any Rents or other obligations in, to and under the Leases; (c) to demand, sue for, collect, receive and enforce payment of Rents, including those past-due and unpaid and other rights under the Leases, prosecute any action or proceeding, and defend against any claim with respect to the Rents and Leases; (d) to enter upon, take possession of and operate the Property whether or not foreclosure under this Mortgage has been instituted and without applying for a receiver; (e) to lease all or any part of the Property; and/or (f) to perform any and all obligations of Mortgagor under the Leases and exercise any and all rights of Mortgagor therein contained to the full extent of Mortgagor’s rights and obligations thereunder.

Section 4.4 Irrevocable Instructions to Tenants. At Mortgagee’s request, Mortgagor shall deliver a copy of this Mortgage to each tenant under a Lease and to each manager and managing agent or operator of the Property, and Mortgagee shall have the continuing right to do so. Mortgagor irrevocably directs any tenant, manager, managing agent, or operator of the Property, without any requirement for notice to or consent by Mortgagor, to comply with all demands of Mortgagee under this Article 4 and to turn over to Mortgagee on demand all Rents that it receives. Mortgagor hereby acknowledges and agrees that payment of any Rents by a person to Mortgagee as hereinabove provided shall constitute payment by such person, as fully and with the same effect as if such Rents had been paid to Mortgagor. Mortgagee is hereby granted and assigned by Mortgagor the right, at its option, upon revocation of the license granted herein, upon an Event of Default that is continuing, to enter upon the Property in person or by agent, without bringing any action or proceeding, or by court-appointed receiver to collect the Rents. Any Rents collected after the revocation of the license shall be applied in accordance with the provisions of the Loan Agreement. Prior to completion of foreclosure or sale or deed in lieu of foreclosure, neither the enforcement of any of the remedies under this Article 4 nor any other remedies or security interests afforded to Mortgagee under the Loan Documents, at law or in equity shall cause Mortgagee to be deemed or construed to be a mortgagee in possession of the Property, to obligate Mortgagee to lease the Property or attempt to do so, or to take any action, incur any expense, or perform or discharge any obligation, duty or liability whatsoever under any of the Leases or otherwise. Mortgagor shall, and hereby agrees to indemnify Mortgagee for, and to hold Mortgagee harmless from and against, any and all claims, liability, expenses, losses or damages (other than special, punitive or consequential damages) that may or might be asserted against or incurred by Mortgagee solely by reason of Mortgagee’s status as an assignee pursuant to the assignment of Rents and Leases contained herein arising prior to completion of foreclosure or sale or deed in lieu thereof, but excluding any claim to the extent caused by Mortgagee’s gross negligence or willful misconduct or any claim arising as a result of an act or omission of Mortgagee after the date on which Mortgagee has taken actual possession of the Property pursuant to an exercise of its rights and remedies hereunder. Should Mortgagee incur any such claim, liability, expense, loss or damage, the amount thereof, including all actual, out-of-pocket expenses and reasonable fees of attorneys, shall constitute Indebtedness secured hereby, and Mortgagor shall reimburse Mortgagee therefor within 10 Business Days after demand.

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Section 4.5 Unilateral Subordination. Mortgagee may, at any time and from time to time by specific written instrument intended for the purpose, unilaterally subordinate the lien of this Mortgage to any Lease, without joinder or consent of, or notice to, Mortgagor, any tenant or any other person, and notice is hereby given to each tenant under a Lease of such right to subordinate. No such subordination shall constitute a subordination to any lien or other encumbrance, whenever arising, or improve the right of any junior lienholder; and nothing herein shall be construed as subordinating this Mortgage to any Lease prior to execution by Mortgagee of any such instrument.

ARTICLE 5

COLLATERAL ASSIGNMENT OF PROPERTY AGREEMENTS

Section 5.1 Collateral Assignment. Mortgagor does hereby collaterally assign and pledge to Mortgagee, Mortgagor’s right, title and interest in, to and under all current and future Property Agreements. Such collateral assignment to Mortgagee shall not be construed to bind Mortgagee to the performance of any of the covenants, conditions or provisions contained in any such Property Agreement or otherwise impose any obligation upon Mortgagee.

Section 5.2 Retained Rights of Mortgagor. Subject to the other provisions of this Article 5 and the provisions of the other Loan Documents, for so long as no Event of Default shall have occurred and be continuing, Mortgagor may exercise all of its rights and privileges under the Property Agreements and shall have the exclusive right and authority to deal with, enjoy the benefit under, grant any consents and approvals under, and amend, modify or terminate, such Property Agreements, collect, receive and retain for its own benefit all monies due or to become due under such Property Agreements, sue and enforce all claims of Mortgagor for damages arising under such Property Agreements, and retain for its own benefit all items described in clause (d) of paragraph (9) of the definition of “Property” above, if and to the extent not prohibited by the Loan Agreement or the other Loan Documents. Upon the occurrence and during the continuance of any Event of Default, the rights of Mortgagor described in this Section at Mortgagee’s election shall cease and terminate and shall be void and of no further force or effect. Upon the occurrence and during the continuance of an Event of Default, any amounts held by Mortgagor as a party to the Property Agreements shall be held in trust for the benefit of Mortgagee for use in the payment of the Indebtedness subject to the terms of such Property Agreements.

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Section 5.3 Exercise of Assigned Rights. Mortgagor hereby irrevocably directs the grantor or licensor of, or the contracting party to, any Property Agreement, upon demand from Mortgagee after and during the continuance of an Event of Default, and subject to the terms of such Property Agreement, to recognize and accept Mortgagee as the party to such Property Agreement for any and all purposes as fully as it would recognize and accept Mortgagor and the performance of Mortgagor thereunder; provided, that Mortgagee hereby covenants to Mortgagor that it will not make such demand except upon the occurrence and during the continuance of an Event of Default. Upon the occurrence, and during the continuance, of an Event of Default, without further notice or demand and at Mortgagor’s sole cost and expense, Mortgagee shall be entitled to exercise all rights of Mortgagor arising under the Property Agreements. Mortgagor hereby acknowledges and agrees that payment of any amounts owing under any Property Agreement by a person to Mortgagee as hereinabove provided shall constitute payment by such person, as fully and with the same effect as if such amounts had been paid to Mortgagor. Any amounts collected after the occurrence and during the continuance of an Event of Default shall be applied in accordance with the provisions of the Loan Agreement.

Section 5.4 Indemnity. Mortgagor shall, and hereby agrees to indemnify Mortgagee for, and to hold Mortgagee harmless from and against, any and all claims, liability, expenses, losses or damages (other than special, punitive or consequential damages) that may or might be asserted against or incurred by Mortgagee solely by reason of Mortgagee’s status as an assignee pursuant to the collateral assignment of Property Agreements contained herein (arising prior to completion of a foreclosure sale or a deed in lieu of foreclosure), but excluding any claim to the extent caused by Mortgagee’s gross negligence or willful misconduct, or any claim arising as a result of an act or omission of Mortgagee after the date on which Mortgagee has taken actual possession of the Property pursuant to an exercise of its rights and remedies hereunder. Should Mortgagee incur any such claim, liability, expense, loss or damage, the amount thereof, including all actual out-of-pocket expenses and reasonable fees of attorneys, shall constitute Indebtedness secured hereby, and Mortgagor shall reimburse Mortgagee therefor within 10 Business Days after demand.

Section 5.5 Property Agreement Covenants. (a)          Mortgagor shall perform and observe, in a timely manner, all of the covenants, conditions, obligations and agreements of Mortgagor under the Property Agreements which if Mortgagor failed to perform the same would have a Material Adverse Effect and shall suffer or permit no delinquency on its part to exist thereunder if such action is prohibited by the Loan Agreement, or would have a Material Adverse Effect.

(b)          Mortgagor shall not (i) sell, assign, transfer, mortgage or pledge any Property Agreement or any such right or interest under any Property Agreement, or (ii) cancel, terminate, amend, supplement or modify any Property Agreement, in either case, if such action is prohibited by the Loan Agreement or would have a Material Adverse Effect.

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(c)          Mortgagor shall exercise all reasonable efforts to enforce or secure the performance of each and every obligation, covenant, condition and agreement to be performed by the franchisor, manager, licensor, grantor or other contracting party under the Property Agreements, if the failure to take such action would have a Material Adverse Effect.

ARTICLE 6

SECURITY AGREEMENT

Section 6.1 Security Interest. This Mortgage constitutes both a real property mortgage and a “Security Agreement” on personal property within the meaning of the UCC and other applicable law and with respect to the Personalty, Fixtures, Plans, Leases, Rents and Property Agreements (said portion of the Property subject to the UCC, the “Collateral”). The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Mortgagor in the Property as set forth in the definition of “Property.” Mortgagor, by executing and delivering this Mortgage, hereby grants to Mortgagee, a first and prior security interest in the Personalty, Fixtures, Plans, Leases, Rents and Property Agreements and all other Property that is personal property, subject to Permitted Encumbrances, to secure the payment of the Indebtedness and performance of the Obligations, and agrees that Mortgagee shall have all the rights and remedies of a secured party under the UCC with respect to such property including, without limiting the generality of the foregoing, the right to during the continuance of an Event of Default, to take possession of the Collateral or any part thereof, and to take such other measures as Mortgagee may deem necessary for the care, protection and preservation of the Collateral. During the continuance of an Event of Default, upon request or demand of Mortgagee, Mortgagor shall at its expense assemble the Collateral and make it available to Mortgagee at the Property. Mortgagor shall pay to Mortgagee on demand any and all expenses, including actual reasonable legal expenses and attorneys’ fees, incurred or paid by Mortgagee in protecting the interest in the Collateral and in enforcing the rights hereunder with respect to the Collateral following and during the continuance of an Event of Default. Any notice of sale, disposition or other intended action by Mortgagee with respect to the Collateral sent to Mortgagor in accordance with the provisions hereof at least 10 Business Days prior to such action, shall constitute commercially reasonable notice to Mortgagor. The proceeds of any disposition of the Collateral, or any part thereof, shall, except as otherwise required by law, be applied by Mortgagee in accordance with Section 3.7 hereof.

Section 6.2 Further Assurances. Mortgagor shall execute and deliver to Mortgagee and/or file, in form and substance reasonably satisfactory to Mortgagee, such further financing statements and continuation statements and such further assurances and instruments, and do such further acts, as Mortgagee may, from time to time, reasonably consider necessary, desirable or proper to create, perfect and preserve Mortgagee’s security interest hereunder and Mortgagee may cause such instruments to be recorded and filed, at such times and places as may be required or permitted by law to create, perfect and preserve such security interest; provided that the foregoing do not increase the liability or obligations or decrease the rights or remedies of Mortgagor from those provided for in the Loan Documents. Mortgagor hereby irrevocably authorizes Mortgagee to file UCC financing statements in form and substance reasonably acceptable to Mortgagor in each jurisdiction that Mortgagee deems reasonably necessary or desirable in its sole discretion in order to perfect the security interests in all or any portion of the Collateral. Such financing statements may indicate or describe the Collateral in any manner Mortgagee chooses, including, without limitation, describing such collateral as “all assets of debtor, whether now owned or hereafter acquired,” “all personal property of debtor, whether now owned or hereafter acquired” or using words of similar import. As of the date hereof, Mortgagor’s chief executive office and principal place of business is at the address set forth in the first paragraph of this Mortgage, and Mortgagor shall promptly notify Mortgagee of any change in such address.

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Section 6.3 Fixture Filing. This Mortgage shall also constitute a “fixture filing” for the purposes of the UCC upon all of the Property that is or is to become “fixtures” (as that term is defined in the UCC), upon being filed for record in the real estate records of the city or county wherein such fixtures are located. Information concerning the security interest herein granted may be obtained at the addresses of Debtor (Mortgagor) and Secured Party (Mortgagee) as set forth in the first paragraph of this Mortgage.

ARTICLE 7

MISCELLANEOUS

Section 7.1 Notices. Any notice required or permitted to be given under this Mortgage shall be given in the manner described in the Loan Agreement.

Section 7.2 Covenant Running with the Land. To the extent permitted by applicable law, all representations, warranties, covenants and Obligations contained in the Loan Agreement are incorporated herein by this reference and, to the extent relating to the Property, are intended by the parties to be, and shall be construed as, covenants running with the land. All persons or entities who may have or acquire an interest in the Property shall be deemed to have notice of, and be bound by, the terms of the Loan Agreement and the other Loan Documents; however, no such party shall be entitled to any rights thereunder without the prior written consent of Mortgagee.

Section 7.3 Intentionally Omitted.

Section 7.4 Successors and Assigns. This Mortgage shall be binding upon and inure to the benefit of Mortgagee and Mortgagor and their respective successors and permitted assigns.

Section 7.5 No Waiver. Any failure by Mortgagee to insist upon strict performance of any of the terms, provisions or conditions of the Loan Documents shall not be deemed to be a waiver of same, and Mortgagee shall have the right at any time to insist upon strict performance of all of such terms, provisions and conditions.

Section 7.6 Subrogation. To the extent proceeds of the Notes have been used to repay, extend or renew any indebtedness against the Property, then Mortgagee shall be subrogated to all of the rights, liens and interests existing against the Property and held by the holder of such indebtedness and shall have the benefit of the priority of all of the same, and such former rights, liens and interests, if any, are not waived, but are continued in full force and effect in favor of Mortgagee.

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Section 7.7 Loan Agreement. If any conflict or inconsistency exists between this Mortgage and the Loan Agreement, the Loan Agreement shall govern.

Section 7.8 Release. Upon payment in full of the Indebtedness and performance in full of all the outstanding Obligations, the estate hereby granted shall cease, terminate and be void and Mortgagee, at Mortgagor’s expense, shall release the liens and security interests created by this Mortgage or assign this Mortgage, in each case in accordance with the Loan Agreement.

Section 7.9 Waiver of Stay, Moratorium and Similar Rights. Mortgagor agrees, to the full extent that it may lawfully do so, that it will not at any time insist upon or plead or in any way take advantage of, and hereby waives, any appraisement, valuation, stay, marshaling of assets, exemption, extension, redemption or moratorium law now or hereafter in force and effect so as to prevent or hinder the enforcement of the provisions of this Mortgage or the indebtedness secured hereby, or any agreement between Mortgagor and Mortgagee or any rights or remedies of Mortgagee.

Section 7.10 Waiver of Jury Trial; Consent to Jurisdiction. (a) TO THE MAXIMUM EXTENT PERMITTED UNDER APPLICABLE LAW, MORTGAGOR AND, BY ITS ACCEPTANCE HEREOF, MORTGAGEE KNOWINGLY, VOLUNTARILY AND INTENTIONALLY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS MORTGAGE, ANY OTHER LOAN DOCUMENT, OR ANY DEALINGS, CONDUCT, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS BY EITHER OF THEM RELATING TO THE SUBJECT MATTER OF THIS MORTGAGE. THE SCOPE OF THIS WAIVER IS INTENDED TO ENCOMPASS ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. MORTGAGOR AND, BY ITS ACCEPTANCE HEREOF, MORTGAGEE ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO THIS MORTGAGE. MORTGAGOR AND, BY ITS ACCEPTANCE HEREOF, MORTGAGEE FURTHER WARRANT AND REPRESENT THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS MORTGAGE, OR ANY OTHER LOAN DOCUMENTS OR AGREEMENTS RELATING TO THIS MORTGAGE. IN THE EVENT OF LITIGATION, THIS MORTGAGE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

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(b) MORTGAGOR AND, BY ITS ACCEPTANCE HEREOF, MORTGAGEE HEREBY CONSENT FOR THEMSELVES, GENERALLY, UNCONDITIONALLY AND IRREVOCABLY, TO THE NONEXCLUSIVE JURISDICTION OF THE FEDERAL AND STATE COURTS LOCATED IN NEW YORK COUNTY, NEW YORK WITH RESPECT TO ANY PROCEEDING RELATING TO ANY MATTER, CLAIM OR DISPUTE ARISING UNDER THE LOAN DOCUMENTS. MORTGAGOR AND, BY ITS ACCEPTANCE HEREOF, MORTGAGEE FURTHER CONSENT, GENERALLY, UNCONDITIONALLY AND IRREVOCABLY, TO THE NONEXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS OF THE STATE IN WHICH ANY OF THE COLLATERAL IS LOCATED IN RESPECT OF ANY PROCEEDING RELATING TO ANY MATTER, CLAIM OR DISPUTE ARISING WITH RESPECT TO SUCH COLLATERAL. MORTGAGOR AND MORTGAGEE FURTHER IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS BY MAIL, PERSONAL SERVICE OR IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW, GENERALLY, UNCONDITIONALLY AND IRREVOCABLY, AT THE ADDRESSES SET FORTH IN SECTION 9.4 OF THE LOAN AGREEMENT IN CONNECTION WITH ANY OF THE AFORESAID PROCEEDINGS IN ACCORDANCE WITH THE RULES APPLICABLE TO SUCH PROCEEDINGS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, MORTGAGOR AND, BY ITS ACCEPTANCE HEREOF, MORTGAGEE HEREBY IRREVOCABLY WAIVE ANY OBJECTION THAT THEY MAY NOW HAVE OR HAVE IN THE FUTURE TO THE LAYING OF VENUE IN RESPECT OF ANY OF THE AFORESAID PROCEEDINGS BROUGHT IN THE COURTS REFERRED TO ABOVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING HEREIN SHALL AFFECT THE RIGHT OF MORTGAGEE TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR TO COMMENCE PROCEEDINGS OR OTHERWISE PROCEED AGAINST MORTGAGOR IN ANY JURISDICTION.

Section 7.11 Headings. The Article, Section and Subsection titles hereof are inserted for convenience of reference only and shall in no way alter, modify, limit or define, or be used in construing, the scope, intent or text of such Articles, Sections or Subsections.

Section 7.12 Governing Law. THIS MORTGAGE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE IN WHICH THE LAND IS LOCATED. WITH RESPECT TO ANY PERSONAL PROPERTY INCLUDED IN THE “PROPERTY”, THE CREATION OF THE SECURITY INTEREST THEREIN SHALL BE GOVERNED BY THE UCC, AND THE PERFECTION, THE EFFECT OF PERFECTION OR NON-PERFECTION AND PRIORITY OF SUCH SECURITY INTEREST SHALL BE GOVERNED IN ACCORDANCE WITH THE MANDATORY CHOICE OF LAW RULES SET FORTH IN THE UCC.

Section 7.13 Intentionally Omitted.

Section 7.14 Entire Agreement. This Mortgage and the other Loan Documents embody the entire agreement and understanding between Mortgagee and Mortgagor pertaining to the subject matter hereof and thereof and supersede all prior agreements, understandings, representations or other arrangements, whether express or implied, written or oral, between such parties relating to the subject matter hereof and thereof. This Mortgage and the other Loan Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

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Section 7.15 Severability. If any provision of this Mortgage is invalid or unenforceable, then such provision shall be given full force and effect to the fullest possible extent, and all of the remaining provisions of this Mortgage shall remain in full force and effect and shall be binding on the parties hereto.

Section 7.16 Variable Rate of Interest. This Mortgage secures, inter alia, obligations that provide for a variable rate of interest (as described in the Loan Agreement).

Section 7.17 Intentionally Omitted.

Section 7.18 Real Estate Taxes. Mortgagor shall not be entitled to any credit upon the Indebtedness or deduction from the assessed value of the Property by virtue of payment of real estate taxes on the Property. If any law or regulation applicable to Mortgagee, any Note, any of the Property or this Mortgage is enacted that deducts from the value of property for the purpose of taxation any Lien thereon, or imposes upon Mortgagee the payment of the whole or any portion of the taxes or assessments or charges or Liens required by any of the Loan Documents to be paid by Mortgagor, or changes in any way the laws or regulations relating to the taxation of mortgages or security agreements or debts secured by mortgages or security agreements or the interest of the mortgagee or secured party in the property covered thereby, or the manner of collection of such taxes, so as to materially affect the Mortgage, the Indebtedness or Mortgagee, then Mortgagor, upon 10 Business Days’ demand by Mortgagee, shall pay such taxes, assessments, charges or Liens, or reimburse Mortgagee for any amounts paid by Mortgagee. If in the reasonable opinion of Mortgagor’s counsel it would be unlawful to require Mortgagor to make such payment or the making of such payment might result in the imposition of interest beyond the Maximum Rate, Mortgagee may elect to declare all of the Indebtedness to be due and payable 120 days from the giving of written notice by Mortgagee to Mortgagor without the payment of any Spread Maintenance Fee or any other prepayment fee or premium.

Section 7.19 Incorporation by Reference.

(a)          All obligations of Mortgagor under this Mortgage shall be limited by the provisions of Section 9.19 of the Loan Agreement, the provisions of which are incorporated herein by this reference.

(b)          The parties hereby acknowledge that the Loan Agreement, among other things, contains certain restrictions on the prepayment of the Indebtedness, as well as certain restrictions on the sale, transfer and encumbrance of the Property and the ownership interests of Mortgagor.

Section 7.20 State Specific Provisions. The provisions of Exhibit B attached hereto are hereby incorporated by reference as though set forth in full herein.

Section 7.21 Last Dollars Secured. The parties agree that any payments or repayments of the Indebtedness shall be and be deemed to be applied first to the portion of the Indebtedness that is not secured hereby, if any, it being the parties’ intent that the portion of the Indebtedness last remaining unpaid shall be secured hereby.

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Section 7.22 Mortgage Recording Taxes. Mortgagor hereby covenants to pay any and all mortgage recording, intangibles or other similar taxes or fees due in connection with this Mortgage.

Section 7.23 Multiple Exercise of Remedies. To the extent permitted by law, Mortgagor specifically consents and agrees that Mortgagee may exercise rights and remedies hereunder and under the other Loan Documents separately or concurrently and in any order that Mortgagee may deem appropriate.

Section 7.24 Rules of Construction. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require. All references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Mortgage unless otherwise specified. Unless otherwise specified: (i) all meanings attributed to defined terms in this Mortgage shall be equally applicable to both the singular and plural forms of the terms so defined, (ii) “including” means “including, but not limited to” and “including, without limitation” and (iii) the words “hereof,” “herein,” “hereby,” “hereunder” and words of similar import when used in this Mortgage shall refer to this Mortgage as a whole and not to any particular provision, article, section or other subdivision of this Mortgage.

Section 7.25 Counterparts; Facsimile Signatures. This Mortgage may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Any counterpart delivered by facsimile, pdf or other electronic means shall have the same import and effect as original counterparts and shall be valid, enforceable and binding for the purposes of this Mortgage.

Mortgagor hereby acknowledges receipt of a true copy of the within Mortgage.

[No further text on this page; Signature page follows]

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EXECUTED as of the date first above written.

MORTGAGEE:

STRATEGIC ASSET SERVICES LLC, a Delaware limited liability company, as Agent

By:	/s/ Ashwin B. Rao
Name Ashwin B. Rao:
Title: Authorized Signatory

MORTGAGOR:

ARC NY1440BWY1, LLC, a Delaware limited liability company

By: ARC NY1440BWY1 MEZZ, LLC, its sole member

By: New York Recovery Operating Partnership, L.P., its sole member

By: New York REIT, Inc., its general partner

By:	/s/ Michael Ead
Name: Michael Ead
Title: Authorized Signatory

ACKNOWLEDGMENT

STATE OF	)
) SS.
COUNTY OF	)

On the ___ day of _______________ in the year 2015, before me, the undersigned, a Notary Public in and for said state, personally appeared ______________________, personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies) and that by his/her/their signature(s) on the instrument, the person(s), or the entity, in its capacity(ies) above noted, upon behalf of which the person(s) acted, executed the instrument.

Signature:
Name:
Official Seal

Mortgage (1440 Broadway)

[NEWYORK 3100946_7]

ACKNOWLEDGMENT

STATE OF	)
) SS.
COUNTY OF	)

On the ___ day of _______________ in the year 2015, before me, the undersigned, a Notary Public in and for said state, personally appeared ______________________, personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies) and that by his/her/their signature(s) on the instrument, the person(s), or the entity, in its capacity(ies) above noted, upon behalf of which the person(s) acted, executed the instrument.

Signature:
Name:
Official Seal

Mortgage (1440 Broadway)

[NEWYORK 3100946_7]

EXHIBIT A

Legal Description

EXHIBIT B

Special Provisions for the State of New York

The following provisions are incorporated by reference into Section 7.20 of the attached Mortgage. If any conflict or inconsistency exists between this Exhibit B and the remainder of the attached Mortgage, this Exhibit B shall govern.

(a)      Lien Law Trust Fund. This Mortgage is made subject to the trust fund provisions of Section 13 of the New York Lien Law. Mortgagor covenants that it shall receive all monies and advances secured hereby and shall hold the right to receive such advances as a trust fund to be applied first for the purpose of paying the cost of improvements before using any part of the total of the same for any other purpose.

(b)      Leases. This Mortgage is intended to be, and shall operate as, the agreement described in Real Property Law Section 291-f and shall be entitled to the benefits afforded by that statute. Mortgagor shall, upon written request of Mortgagee, in each case pursuant to documents reasonably satisfactory to Mortgagee and Mortgagor (1) deliver the written notices described in Real Property Law Section 291-f to such Tenants as Mortgagee shall require (consistent with Real Property Law Section 291-f) and (2) direct each Tenant that if Mortgagee instructs such Tenant to do so during the existence of an Event of Default or as otherwise provided by the Loan Agreement, then such Tenant shall pay its Rents to Mortgagee or as Mortgagee shall direct. During the continuance of an Event of Default, Mortgagor also authorizes Mortgagee to send any such notices and direction at any time without further joinder or confirmation from Mortgagee.

(c)      Mortgage Tax Statement. Mortgagor represents that this Mortgage does not encumber real property principally improved or to be improved by one or more structures containing in the aggregate not more than six residential dwelling units, each having their own separate cooking facilities.

(d)      Application of Real Property Law Sections. The covenants and conditions in this Mortgage shall be construed as affording to Mortgagee rights additional to, and not exclusive of, the rights conferred under the provisions of Real Property Law Sections 254, 271, and 272. The following provisions of Real Property Law Section 254 shall, however, not apply to this Mortgage and the rights and obligations of the parties to this Mortgage: (1) subsection 4, covering the use and application of casualty or flood insurance proceeds; and (2) the portion of subsection 4-a that begins with the words “however” and continues to the end of the paragraph. Any inconsistency between this Mortgage and Real Property Law Section 254, 271, or 272 shall be resolved in favor of this Mortgage.

(e)      Exercise of Remedies. Mortgagor specifically consents and agrees that the Mortgagee may exercise rights and remedies hereunder and under the other Loan Documents separately or concurrently and in any order that the Mortgagee may deem appropriate.

(f)      Power of Sale. To the extent permitted by applicable law, if an Event of Default exists and is continuing, the Mortgagee may, at the Mortgagee’s election, either with or without entry or taking possession of the Property as provided herein or otherwise, personally or by its agents or attorneys, and without prejudice to the right to bring an action for foreclosure of this Mortgage, sell the Property or any part thereof pursuant to any procedures provided by applicable law, including any procedures and applicable law that may, after the date hereof, replace the procedures set forth in Article 14 of the New York Real Property Actions and Proceedings Law (and any amendments or substitute statutes in regard thereto), and all estate, right, title, interest, claim and demand therein, and right of redemption thereof, at one or more sales as an entirety or in parcels, and at such time and place upon such terms and after such notice thereof as may be required or permitted by applicable law.

(g)      Future Advances. Pursuant to Section 281 of the Real Property Law of the State of New York, this Mortgage shall secure the indebtedness created by future advances under the Note made within twenty years of the date of recording hereof up to the aggregate amount at any time outstanding up to the maximum principal amount of $285,000,000.00, whether such advances are obligatory or are to be made at the option of the Mortgagee or otherwise, to the same extent and with the same priority of lien as if such future advances had been made at the time this Mortgage was recorded pursuant to Section 291 of the Real Property Law of the State of New York, although there may have been no advances made at the time of the execution and acknowledgment hereof, and although there may be no indebtedness outstanding at the time any advance is made.

(h)      Principal Sum Secured. The maximum principal indebtedness secured by this Mortgage at execution or which may be secured hereby at any time hereafter is $285,000,000, plus all accrued interest thereon, all protective advances made by Mortgagee or its designee following the occurrence of an Event of Default and all costs, expenses and additional amounts expended by Mortgagee or its designee and payable by Borrower under the Loan Agreement and the other Loan Documents following an Event of Default thereunder to enforce, defend and/or maintain the lien of this Mortgage.

Schedule I

MORTGAGE SCHEDULE

MORTGAGE 'A'

SEVERED MORTGAGE B made by NEW 1440 BROADWAY PARTNERS LLC to WELLS FARGO BANK, N.A., AS TRUSTEE FOR THE BENEFIT OF THE CERTIFICATE HOLDERS OF CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-TFL1 in the amount of $164,793,000.00 dated as of 2/7/2005, recorded 2/18/2005 in (as) CRFN 2005000103719. (Mortgage Tax Paid: None)

PARTIAL RELEASE OF MORTGAGE (SEVERED MORTGAGE B) made by and between WELLS FARGO BANK, N.A., AS TRUSTEE FOR THE BENEFIT OF THE CERTIFICATE HOLDERS OF CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-TFL1 to NEW 1440 BROADWAY PARTNERS LLC dated as of 2/7/2005, recorded 2/18/2005, in (as) CRFN 2005000103721. Releases other premises from the lien of Mortgage(s) 'A'.

ASSIGNMENT OF MORTGAGE (SEVERED MORTGAGE B) made by WELLS FARGO BANK, N.A., AS TRUSTEE FOR THE BENEFIT OF THE CERTIFICATE HOLDERS OF CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-TFL1 to GREENWICH CAPITAL FINANCIAL PRODUCTIONS, INC. dated as of 2/7/2005, recorded 2/18/2005 in (as) CRFN 2005000103724. Assigns Mortgage(s) 'A’.

FOR CONSOLIDATION SEE MORTGAGE 'B'

MORTGAGE 'B'

MORTGAGE ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT (GAP MORTGAGE) made by 1440 PARTNERS, LLC to GREENWICH CAPITAL FINANCIAL PRODUCTS, INC. in the amount of $75,207,000.00 dated as of 2/7/2005, recorded 2/18/2005 in (as) CRFN 2005000103738. (Mortgage Tax Paid: $2,068,192.50)

AMENDED, RESTATED AND CONSOLIDATED MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT made by and between 1440 PARTNERS, LLC and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC. dated as of 2/7/2005, recorded 2/18/2005, in (as) CRFN 2005000103739. Consolidates Mortgage(s) 'A' and 'B' to form a single lien in the sum of $240,000,000.00 and amends and restates terms thereof.

ASSIGNMENT OF AMENDED, RESTATED AND CONSOLIDATED MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT made by GREENWICH CAPITAL FINANCIAL PRODUCTS, INC. to LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE FOR THE REGISTERED HOLDERS OF GREENWICH CAPITAL COMMERCIAL FUNDING CORP., COMMERCIAL MORTGAGE TRUST 2005-GG3, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-GG3 dated as of 1/24/2006, recorded 3/15/2006 in (as) CRFN 2006000147836. Assigns Mortgage(s) 'A' and 'B' as consolidated.

LOAN ASSUMPTION AGREEMENT made by and between 1440 PARTNERS, LLC, ("PRIOR OWNER"), ANTHONY E. WESTREICH ("GUARANTOR") and 1440 BROADWAY OWNER, LLC, ("BORROWER") and LASALLE BANK NATIONAL

ASSOCIATION, IN ITS CAPACITY AS TRUSTEE FOR THE REGISTERED HOLDERS OF GREENWICH CAPITAL COMMERCIAL FUNDING CORP., COMMERCIAL MORTGAGE TRUST 2005-GG3, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-GG3, INDIVIDUALLY AND AS COLLATERAL AGENT FOR THE BENEFIT OF THE NOTE A HOLDER AND THE NOTE B HOLDER dated as of 8/8/2007, recorded 8/31/2007, in (as) CRFN 2007000451542. 1440

Broadway Owners, LLC, assumes and agrees to comply with all covenants and obligations of Mortgage(s) 'A' and 'B' as consolidated and lender consents to the purchase of the property by 1440 Broadway Owner, LLC among other things.

ASSIGNMENT OF MORTGAGE made by U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE, AS SUCCESSOR-ININTEREST TO BANK OF AMERICA, NATIONAL ASSOCIATION, SUCCESSOR BY MERGER TO LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF GREENWICH CAPITAL COMMERCIAL FUNDING CORP., COMMERCIAL MORTGAGE TRUST 2005-GG3, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-GG3 to CAPITAL ONE, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT dated 12/23/2013, recorded 12/31/2013 in (as) CRFN 2013000532402. Assigns Mortgage(s) 'A' and 'B', as consolidated.

ASSIGNMENT OF MORTGAGE made by CAPITAL ONE, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT to STRATEGIC ASSET SERVICES LLC, not individually, but solely in its capacity as Agent for the Lender as set forth in the Loan Agreement dated 09/30/2015 and being duly recorded in the Office of the New York City Register immediately prior hereto.

Schedule I- 1

Historical Mortgage Schedule

THE FOLLOWING EXPLAINS THE DERIVATION OF THE MORTGAGE SET FORTH AS MORTGAGE A IN SCHEDULE I HEREIN AND IS SET FORTH HEREIN FOR INFORMATIONAL PURPOSES ONLY.

MORTGAGE 'A'

MORTGAGE made by EDWARD H. VAN INGEN & MARY L. VAN INGEN, HIS WIFE to THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK in the amount of $100,000.00 dated 07/06/1920, recorded 07/08/1920 in (as) Liber 3134 Mp 453. (Mortgage Tax Paid: $500.00)

ASSIGNMENT OF MORTGAGE made by THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK to METROPOLITAN

LIFE INSURANCE COMPANY dated 07/22/1924, recorded 07/23/1924 in (as) Liber 3486 Mp 194. Assigns Mortgage(s) 'A'.

FOR CONSOLIDATION SEE MORTGAGE 'C'

MORTGAGE 'B'

MORTGAGE made by BROADWAY-40TH STREET CORPORATION to MCLANE VAN INGEN AND PHILIP VAN INGEN AS SURVIVING EXECUTORS OF THE LAST WILL AND TESTAMENT OF EDWARD HOOK VAN INGEN, DECEASED in the amount of $1,000,000.00 dated 05/01/1923, recorded 05/02/1923 in (as) Liber 3354 Mp 140. (Mortgage Tax Paid: $5,000.00)

ASSIGNMENT OF MORTGAGE made by MCLANE VAN INGEN AND PHILIP VAN INGEN AS SURVIVING EXECUTORS OF THE LAST WILL AND TESTAMENT OF EDWARD HOOK VAN INGEN, DECEASED to METROPOLITAN LIFE INSURANCE COMPANY dated 07/15/1924, recorded 07/23/1924 in (as) Liber 3487 Mp 95. Assigns Mortgage(s) 'B'.

FOR CONSOLIDATION SEE MORTGAGE 'C'

MORTGAGE 'C'

MORTGAGE AND CONSOLIDATION made by BROADWAY-40TH ST. CORPORATION to METROPOLITAN LIFE INSURANCE COMPANY in the amount of $3,600,000.00 dated 07/22/1924 recorded 07/22/1924 in (as) Liber 3467 Mp 470. (Mortgage Tax Paid: $18,000.00). Mortgage 'C' by its terms is consolidated with Mortgage(s) 'A' and 'B' to form a single lien in the amount of $4,000,000.00.

FOR FURTHER CONSOLIDATION SEE MORTGAGE 'D'

MORTGAGE 'D'

MORTGAGE AND CONSOLIDATION made by BROADWAY-40TH ST. CORPORATION to METROPOLITAN LIFE INSURANCE COMPANY in the amount of $500,000.00 dated 07/02/1926 recorded 07/02/1926 in (as) Liber 3703 Mp 20. (Mortgage Tax Paid: $2,500.00). Mortgage 'D' by its terms is consolidated with Mortgage(s) 'A' to 'C' to form a single lien in the amount of $4,500,000.00.

FOR FURTHER CONSOLIDATION SEE MORTGAGE 'E'

MORTGAGE 'E'

MORTGAGE made by BROADWAY 40TH ST. CORPORATION to METROPOLITAN LIFE INSURANCE COMPANY in the amount of $350,000.00 dated 08/31/1928, recorded 09/01/1928 in (as) Liber 3917 Mp 330. (Mortgage Tax Paid: $1,750.00)

CONSOLIDATION AGREEMENT made by and between BROADWAY-40TH ST. CORPORATION and METROPOLITAN LIFE INSURANCE COMPANY dated 08/31/1928, recorded 09/01/1928 in (as) Liber 3917 Mp 334. Consolidates Mortgages 'A' to 'E' to form a single lien in the amount of $4,500,000.00.

FOR FURTHER CONSOLIDATION SEE MORTGAGE 'F'

MORTGAGE 'F'

MORTGAGE made by BROADWAY-40TH ST. CORPORATION to METROPOLITAN LIFE INSURANCE COMPANY in the amount of $1,875,000.00 dated 07/25/1947, recorded 07/28/1947 in (as) Liber 4927 Mp 277. (Mortgage Tax Paid: $9,375.00)

CONSOLIDATION AGREEMENT made by and between BROADWAY-40TH ST. CORPORATION and METROPOLITAN LIFE INSURANCE COMPANY dated 07/25/1947, recorded 07/28/1947 in (as) Liber 4927 Mp 283. Consolidates Mortgages 'A' to 'F' to form a single lien in the amount of $4,500,000.00.

ASSIGNMENT OF MORTGAGE made by METROPOLITAN LIFE INSURANCE COMPANY to THE BOWERY SAVING BANK dated 09/23/1963, recorded 09/30/1963 in (as) Liber 6213 Mp 40. Assigns Mortgage(s) 'A' through 'F' as consolidated.

FOR FURTHER CONSOLIDATION SEE MORTGAGE 'G'

MORTGAGE 'G'

MORTGAGE made by PAULA INSEL to THE BOWERY SAVINGS BANK in the amount of $498,000.00 dated 09/27/1963, recorded 09/30/1963 in (as) Liber 6213 Mp 45. (Mortgage Tax Paid: $2,490.00)

CONSOLIDATION AGREEMENT made by and between PAULA INSEL and THE BOWERY SAVINGS BANK dated 09/27/1963, recorded 11/22/1963 in (as) Liber 6229 Mp 330. Consolidates Mortgages 'A' to 'G' to form a single lien in the amount of $3,000,000.00.

FOR FURTHER CONSOLIDATION SEE MORTGAGE 'J'

MORTGAGE 'H'

MORTGAGE made by MORRIS FURMAN, IRVING D. KARPAS, JERRY S. HANDLER, AND IRVING T. WOLFSON to JEROME HERBERT, GRACE H. HERBERT, ARTHUR HERSKOVITS, AND FLORENCE H. FEINBERG in the amount of $3,600,000.00 dated 08/31/1955, recorded 09/01/1965 in (as) Liber 5565 Mp 639. (Mortgage Tax Paid: $18,000.00)

ASSIGNMENT OF MORTGAGE made by JEROME HERBERT, AS EXECUTOR OF THE ESTATE OF GRACE H. HERBERT to JEROME HERBERT (HALF OF 38/231 INTEREST) AND AS TRUSTEE OF ROWLEE H. LOWENSTEIN - ¼ BEING 9.55775 INTEREST AND AS TRUSTEE FOR WALTER H. HERBERT - ¼ BEING 9.55775 INTEREST dated 05/31/1962, recorded 11/22/1963 in (as) Liber 6229 Mp 324. Assigns the interest of Grace H. Herbert in Mortgage(s) 'H'.

Whereas Grace H. Herbert, late of Broward Co. Florida was the owner of 38/231 interest in Mortgage 'H'. Grace H. Herbert died February 10, 1959 and Jerome Herbert was appointed Executor of the Estate by Order of County Judge in and for Broward Co. Florida. The unpaid principal balance of that part of the Mortgage owned by Grace H. Herbert at her death was $1,163,398.70. Pursuant to “Order of Distribution” dated May 1962 by the County Judge in and for Broward Co. Florida in Probate No. 13143, Jerome Herbert, as Executor of Estate of Grace H. Herbert, deceased, assigned all right and interest to:

1. Jerome Herbert, as Trustee for Rollee H. Lowenstein - ¼ of above described interest of Grace H. Herbert being 9.55775 interest in the entire Note and Second Mortgage amounting to present unpaid principal balance of $290,849.67.

2. Jerome Herbert as Trustee for Walter H. Herbert - ¼ of above described interest of Grace H. Herbert, being 9.55775 interest in the entire Note and Second Mortgage amounting to present unpaid principal balance of $290,849.67.

MODIFICATION AGREEMENT made by and between JEROME HERBERT, INDIVIDUALLY, 45.0215%; JEROME HERBERT, AS TRUSTEE OF A TRUST UNDER THE LAST WILL AND TESTAMENT OF GRACE H. HERBERT, DECEASED, FOR THE BENEFIT OF ROLLEE H. LOWENSTEIN, 9.55775%; JEROME HERBERT, AS TRUSTEE OF A TRUST UNDER THE LAST WILL AND TESTAMENT OF GRACE H. HERBERT, DECEASED, FOR THE BENEFIT OF WALTER H. HERBERT, 9.55775%; ARTHUR HERSKOVITS, 18.413% AND FLORENCE H. FEINBERG, 17.45%; and KARPNEW REALTY CORP., SHARSCOTT REALTY CORP., ERVMAN REALTY CORP., AND 1440 ASSOCIATES, INC. dated 09/02/1963, recorded 09/30/1963, in (as) Liber 6213 Mp 52. Modifies terms of Mortgage(s) 'H'.

ASSIGNMENT OF MORTGAGE made by JEROME HERBERT AND JEROME HERBERT, AS TRUSTEE UNDER THE LAST WILL AND TESTAMENT OF GRACE H. HERBERT, DECEASED, FOR THE BENEFIT OF ROLLEE H. LOWENSTEIN, AND JEROME HERBERT, AS TRUSTEE UNDER THE LAST WILL AND TESTAMENT OF GRACE H. HERBERT, DECEASED, FOR THE BENEFIT OF WALTER H. HERBERT, ARTHUR HERSKOVITS AND FLORENCE H. FEINBERG to THE BOWERY SAVINGS BANK dated 09/30/1964, recorded 09/28/1964 in (as) Liber 6318 Mp 486. Assigns Mortgage(s) 'H'.

FOR CONSOLIDATION SEE MORTGAGE 'I'

MORTGAGE 'I'

MORTGAGE made by PAULA INSEL to THE BOWERY SAVINGS BANK in the amount of $3,499,960.64 dated 09/25/1964, recorded 09/28/1964 in (as) Liber 6318 Mp 482. (Mortgage Tax Paid: $17,500.00)

CONSOLIDATION AGREEMENT made by and between PAULA INSEL and THE BOWERY SAVINGS BANK dated 09/25/1964, recorded 09/28/1964 in (as) Liber 6324 Mp 221. Consolidates Mortgages 'H' and 'I' to form a single lien in the amount of $9,000,000.00.

FOR FURTHER CONSOLIDATION SEE MORTGAGE 'J'

MORTGAGE 'J'

MORTGAGE made by INVESTMENT PROPERTIES ASSOCIATES to THE BOWERY SAVINGS BANK in the amount of $5,024,272.08 dated 12/04/1972, recorded 12/06/1972 in (as) Reel 260 Page 1801. (Mortgage Tax Paid: $62,803.75)

CONSOLIDATION AGREEMENT made by and between INVESTMENT PROPERTIES ASSOCIATES and THE BOWERY SAVINGS BANK dated 12/04/1972, recorded 12/06/1972 in (as) Reel 260 Page 1813. Consolidates Mortgages 'A' to 'J' to form a single lien in the amount of $12,500,000.00.

FOR FURTHER CONSOLIDATION SEE MORTGAGE 'K'

MORTGAGE 'K'

MORTGAGE made by INVESTMENT PROPERTIES ASSOCIATES to THE BOWERY SAVINGS BANK in the amount of $1,548,760.42 dated 05/15/1979, recorded 05/23/1979 in (as) Reel 482 Page 176. (Mortgage Tax Paid: $23,235.00)

CONSOLIDATION AGREEMENT made by and between INVESTMENT PROPERTIES ASSOCIATES and THE BOWERY SAVINGS BANK dated 05/15/1979, recorded 05/23/1979 in (as) Reel 482 Page 191. Consolidates Mortgages 'A' to 'K' to form a single lien in the amount of $12,750,000.00.

ASSIGNMENT OF MORTGAGE made by THE BOWERY SAVINGS BANK to THE CHASE MANHATTAN BANK dated 05/19/1989, recorded 05/24/1989 in (as) Reel 1580 Page 344. Assigns Mortgage(s) 'A' to 'K' as consolidated.

MODIFICATION AGREEMENT made by and between THE CHASE MANHATTAN BANK N.A. and INVESTMENT PROPERTIES ASSOCIATES dated as of 05/19/1989, recorded 06/01/1989, in (as) Reel 1583 Page 2157. Modifies terms of Mortgage(s) 'A' to 'K' as consolidated.

MODIFICATION AGREEMENT made by and between INVESTMENT PROPERTIES ASSOCIATES and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION) dated 12/22/1992, recorded 02/23/1993, in (as) Reel 1948 Page 1804. Modifies terms of Mortgage(s) 'A' to 'K' as consolidated.

ASSIGNMENT OF MORTGAGE made by THE CHASE MANHATTAN BANK [SUCCESSOR IN INTEREST TO CHASE MANHATTAN BANK N.A. A/K/A THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION)] to MORGAN GUARANTY AND TRUST COMPANY dated as of 12/15/1999, recorded 02/01/2000 in (as) Reel 3041 Page 1425. Assigns Mortgage(s) 'A' to 'K', as consolidated.

FOR FURTHER CONSOLIDATION SEE MORTGAGE 'P'

MORTGAGE 'L'

MORTGAGE made by INVESTMENT PROPERTIES ASSOCIATES to THE CHASE MANHATTAN BANK in the amount of $1,800,000.00 dated as of 04/01/1991, recorded 04/10/1991 in (as) Reel 1774 Page 1274. (Mortgage Tax Paid: $49,500.00)

MODIFICATION AGREEMENT made by and between INVESTMENT PROPERTIES ASSOCIATES and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION) dated 12/22/1992, recorded 02/23/1993, in (as) Reel 1948 Page 1795.

Modifies terms of Mortgage(s) 'L'.

ASSIGNMENT OF MORTGAGE made by THE CHASE MANHATTAN BANK, SUCCESSOR-IN-INTEREST TO THE CHASE MANHATTAN BANK, N.A. A/K/A THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), to MORGAN GUARANTY TRUST COMPANY OF NEW YORK dated as of 12/15/1999, recorded 02/01/2000 in (as) Reel 3041 Page 1435. Assigns Mortgage(s) 'L'.

FOR CONSOLIDATION SEE MORTGAGE 'P'

MORTGAGE 'M'

MORTGAGE made by INVESTMENT PROPERTY ASSOCIATES to THE CHASE MANHATTAN BANK in the amount of $2,262,000.00 dated 01/12/1994, recorded 02/01/1994 in (as) Reel 2053 Page 2407. (Mortgage Tax Paid: $62,205.00)

ASSIGNMENT OF MORTGAGE made by THE CHASE MANHATTAN BANK, [SUCCESSOR-IN-INTEREST TO CHASE MANHATTAN BANK N.A. A/K/A THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION)] to MORGAN GUARANTY TRUST COMPANY OF NEW YORK dated as of 12/15/1999, recorded 02/01/2000 in (as) Reel 3041 Page 1450. Assigns Mortgage(s) 'M'.

FOR CONSOLIDATION SEE MORTGAGE 'P'

MORTGAGE 'N'

MORTGAGE made by INVESTMENT PROPERTIES ASSOCIATES to THE FIRST NATIONAL BANK OF CHICAGO, AS TRUSTEE AND R.R. MANCHESTER AS INDIVIDUAL TRUSTEE COLLECTIVELY CALLED THE TRUSTEE in the amount of $82,000,000.00 dated 12/04/1969, recorded 12/08/1969 in (as) Reel 158 Page 1388. (Mortgage Tax Paid: $133,359.00)

SUBORDINATION AGREEMENT made by and between THE FIRST NATIONAL BANK OF CHICAGO, R.R. MANCHESTER AS TRUSTEE and THE BOWERY SAVINGS BANK dated 11/20/1972, recorded 12/06/1972, in (as) Reel 260 Page 1832. Subordinates Mortgage 'P' to Mortgages 'A' to 'K' as consolidated.

SUBORDINATION AGREEMENT made by and between THE FIRST NATIONAL BANK OF CHICAGO, R.R. MANCHESTER and THE BOWERY SAVINGS BANK dated 02/01/1979, recorded 05/23/1979, in (as) Reel 482 Page 182. Subordinates Mortgage 'P' to Mortgages 'A' to 'K' as consolidated.

SUBORDINATION AGREEMENT made by and between THE FIRST NATIONAL BANK OF CHICAGO, R.R. MANCHESTER and THE BOWERY SAVINGS BANK dated 02/01/1979, recorded 05/23/1979, in (as) Reel 482 Page 187. Subordinates Mortgage 'P' to Mortgages 'A' to 'K' as consolidated.

SUBORDINATION AGREEMENT made by and between THE CHASE MANHATTAN BANK and THE FIRST NATIONAL BANK OF CHICAGO AND R.D. MANELLA, TRUSTEES dated as of 05/19/1989, recorded 05/24/1989, in (as) Reel 1580 Page 348. Subordinates Mortgage 'P' to Mortgages 'A' to 'K' as consolidated, assigned and modified.

SUBORDINATION AGREEMENT made by and between THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION) and THE FIRST NATIONAL BANK OF CHICAGO AND R.D. MANELLA dated 04/01/1991, recorded 04/10/1991, in (as) Reel 1774 Page 1305. Subordinates Mortgage 'P' to Mortgages 'A' to 'K' as consolidated, assigned and modified and Mortgage 'L'.

SUBORDINATION AGREEMENT made by and between THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION) and THE FIRST NATIONAL BANK OF CHICAGO AND R.D. MANELLA dated 01/12/1994, recorded 03/04/1994, in (as) Reel 2064 Page 2402. Subordinates Mortgage 'P' to Mortgages 'A' to 'K' as consolidated, assigned and modified, Mortgage 'L' as modified and Mortgage 'M'.

ASSIGNMENT OF MORTGAGE made by THE FIRST NATIONAL BANK OF CHICAGO AND R.D. MANELLA (AS SUCCESSOR TO R.R. MANCHESTER) to THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION) dated 12/01/1994, recorded 01/06/1995 in (as) Reel 2170 Page 2444. Assigns Mortgage(s) 'N'.

RESTATED DEMAND MORTGAGE made by INVESTMENT PROPERTIES ASSOCIATES to THE CHASE MANHATTAN BANK N.A. dated 12/01/1994, recorded 01/06/1995 in (as) Reel 2170 Page 2453. Restates Mortgage(s) 'N' originally in the amount of $82,000,000.00 now due and owing $10,750,000.00 to cover other premises known as 259-261 Fifth Avenue, Block 858, Lot 78 and 243-249 Fifth Avenue, Block 857, Lot 76 and subject premises, 1440 Broadway, Block 993, Lot 11.

RESTATED MORTGAGE AND SPREADER AGREEMENT made by and between INVESTMENT PROPERTIES ASSOCIATES and THE CHASE MANHATTAN BANK, N.A. dated 01/03/1995, recorded 04/28/1995, in (as) Reel 2203 Page 449. Spreads and Restates Mortgage(s) 'N' as previously restated by Reel 2170 Page 2453 and spreads the same to cover other premises known as 259-261 Fifth Avenue, Block 858, Lot 78 and 243-249 Fifth Avenue, Block 857, Lot 76 and subject premises, 1440 Broadway, Block 993, Lot 11.

PARTIAL RELEASE OF MORTGAGE made by and between THE CHASE MANHATTAN BANK [SUCCESSOR-IN-INTEREST TO THE CHASE MANHATTAN BANK, N.A. A/K/A THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION)] dated 12/15/1999, recorded 02/01/2000, in (as) Reel 3041 Page 1386. Releases other premises known as 259-261 Fifth Avenue, Block 858, Lot 78 and 243-249 Fifth Avenue, Block 857, Lot 76 from the lien of Mortgage 'N'.

ASSIGNMENT OF MORTGAGE made by THE CHASE MANHATTAN BANK [SUCCESSOR-IN-INTEREST TO THE CHASE MANHATTAN BANK, N.A. A/K/A THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION)] to MORGAN GUARANTY TRUST COMPANY OF NEW YORK dated as of 12/15/1999, recorded 02/01/2000 in (as) Reel 3041 Page 1442. Assigns Mortgage(s) 'N'.

FOR CONSOLIDATION SEE MORTGAGE 'P'

MORTGAGE 'O' (ORIGINALLY RECORDED AGAINST OTHER PREMISES, BLOCK 1277, LOT 72; BLOCK 1279, LOT 1 AND BLOCK 1279, LOT 69 AND SUBSEQUENTLY SPREAD TO COVER THE SUBJECT PREMISES, BLOCK 993, LOT 11)

SEVERED MORTGAGE made by 509 OWNERS, LLC, 535 OWNERS, LLC AND 545 OWNERS, LLC to SALOMON BROTHERS REALTY CORP. in the amount of $31,300,000.00 dated as of 12/15/1999, recorded 02/01/2000 in (as) Reel 3041 Page 1162. (Mortgage Tax Paid: None)

ASSIGNMENT OF MORTGAGE made by SALOMON BROTHERS REALTY CORP. to MORGAN GUARANTY TRUST COMPANY OF NEW YORK dated as of 02/15/1999, recorded 02/01/2000 in (as) Reel 3041 Page 1178. Assigns Mortgage(s) 'O'.

MORTGAGE SPREADER AND ASSUMPTION AGREEMENT made by and between MORGAN GUARANTY TRUST COMPANY OF NEW YORK and 509 OWNERS LLC, 535 OWNERS LLC, 545 OWNERS LLC AND 1440 BROADWAY PARTNERS LLC dated as of 12/15/1999, recorded 02/01/2000, in (as) Reel 3041 Page 1190. Spreads Mortgage(s) 'O' to cover the subject premises and 1440 BROADWAY PARTNERS LLC assumes the obligations set forth under said Mortgage.

PARTIAL RELEASE OF MORTGAGE made by and between MORGAN GUARANTY TRUST COMPANY OF NEW YORK and 509 OWNERS LLC, 535 OWNERS LLC AND 545 OWNERS LLC dated as of 12/15/1999, recorded 02/01/2000, in (as) Reel 3041 Page 1207. Releases other premises, Block 1277, Lot 72; Block 1279, Lot 1 and Block 1279, Lot 69, from the lien of Mortgage 'O'.

FOR CONSOLIDATION SEE MORTGAGE 'P'

MORTGAGE 'P'

GAP MORTGAGE made by 1440 BROADWAY PARTNERS LLC to MORGAN GUARANTY TRUST COMPANY OF NEW YORK in the amount of $48,886,282.03 dated as of 12/15/1999, recorded 02/01/2000 in (as) Reel 3041 Page 1218. (Mortgage Tax Paid: $1,344,373.25)

AMENDED, RESTATED AND CONSOLIDATED MORTGAGE AND SECURITY AGREEMENT made by and between 1440 BROADWAY PARTNERS LLC and MORGAN GUARANTY TRUST COMPANY OF NEW YORK dated 12/15/1999, recorded 02/01/2000, in (as) Reel 3041 Page 1227. Amends Mortgage(s) 'A' to 'P' and consolidates the same to form single lien in the amount of $97,533,770.00.

ASSIGNMENT OF MORTGAGES made by JPMORGAN CHASE BANK, SUCCESSOR BY MERGER TO MORGAN GUARANTY

TRUST COMPANY OF NEW YORK to WELLS FARGO BANK MINNESOTA, N.A., AS TRUSTEE FOR THE REGISTERED HOLDERS OF THE J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP., COMMERCIAL MORTGAGE PASSTHROUGH CERTIFICATES, SERIES 2002-FL1 dated 4/9/2002, recorded 10/17/2002 in (as) Reel 3637 Page 824. Assigns Mortgage(s) 'A' to 'P' as consolidated.

ASSIGNMENT OF MORTGAGE made by WELLS FARGO BANK MINNESOTA, N.A., AS TRUSTEE FOR THE REGISTERED HOLDERS OF THE J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP., COMMERCIAL MORTGAGE PASSTHROUGH CERTIFICATES, SERIES 2002-FL1 to CDC MORTGAGE CAPITAL INC. dated 12/30/2002, recorded 2/27/2003 in (as) CRFN 200300029499. Assigns Mortgage(s) 'A' to 'P' as consolidated.

FOR FURTHER CONSOLIDATION SEE MORTGAGE 'W'

MORTGAGE 'Q'

BUILDING LOAN MORTGAGE AND SECURITY AGREEMENT made by 1440 BROADWAY PARTNERS LLC to MORGAN

GUARANTY TRUST COMPANY OF NEW YORK in the amount of $26,966,230.00 dated as of 12/15/1999,

recorded 02/01/2000 in (as) Reel 3041 Page 1278. (Mortgage Tax Paid: $741,570.50)

ASSIGNMENT OF BUILDING LOAN MORTGAGE AND SECURITY AGREEMENT made by JPMORGAN CHASE BANK,

SUCCESSOR BY MERGER TO MORGAN GUARANTY TRUST COMPANY OF NEW YORK to WELLS FARGO BANK MINNESOTA,

N.A., AS TRUSTEE FOR THE REGISTERED HOLDERS OF THE J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES

CORP., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-FL1 dated 4/9/2002,

recorded 12/16/2002 in (as) Reel 3686 Page 1805. Assigns Mortgage(s) 'Q'.

ASSIGNMENT OF MORTGAGE made by WELLS FARGO BANK MINNESOTA, N.A., AS TRUSTEE FOR THE REGISTERED

HOLDERS OF THE J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP., COMMERCIAL MORTGAGE PASSTHROUGH

CERTIFICATES, SERIES 2002-FL1 to CDC MORTGAGE CAPITAL INC. dated 12/30/2002, recorded 2/27/2003 in

(as) CRFN 2003000029500. Assigns Mortgage(s) 'Q'.

FOR CONSOLIDATION SEE MORTGAGE 'W'

MORTGAGE 'R'

PROJECT LOAN MORTGAGE AND SECURITY AGREEMENT made by 1440 BROADWAY PARTNERS, LLC to MORGAN GUARANTY TRUST COMPANY OF NEW YORK in the amount of $5,500,000.00 dated as of 12/15/1999, recorded 02/01/2000 in (as) Reel 3041 Page 1324. (Mortgage Tax Paid: $151,250.00)

ASSIGNMENT OF PROJECT LOAN MORTGAGE AND SECURITY AGREEMENT made by JPMORGAN CHASE BANK, SUCCESSOR BY MERGER TO MORGAN GUARANTY TRUST COMPANY OF NEW YORK to WELLS FARGO BANK MINNESOTA, N.A., AS TRUSTEE FOR THE REGISTERED HOLDERS OF THE J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-FL1 dated 4/9/2002, recorded 8/22/2002 in (as) Reel 3950 Page 1950. Assigns Mortgage(s) 'R'.

ASSIGNMENT OF MORTGAGE made by WELLS FARGO BANK MINNESOTA, N.A., AS TRUSTEE FOR THE REGISTERED HOLDERS OF THE J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP., COMMERCIAL MORTGAGE PASSTHROUGH CERTIFICATES, SERIES 2002-FL1 to CDC MORTGAGE CAPITAL INC. dated 12/30/2002, recorded 2/27/2003 in (as) CRFN 2003000029501. Assigns Mortgage(s) 'R'.

FOR CONSOLIDATION SEE MORTGAGE 'W'

MORTGAGE 'S' (MORTGAGES 'S' TO 'V' AS CONSOLIDATED ORIGINALLY ENCUMBERED OTHER PREMISES, 350-352 MADISON AVENUE, BLOCK 1279, LOT 57 AND 10-12 EAST 45TH STREET, BLOCK 1279, LOT 63. LATER SPREAD TO COVER SUBJECT PREMISES, 1440 BROADWAY, BLOCK 993, LOT 11)

MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND FIXTURE FILING made by 350 MADISON, LLC to CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC in the amount of $62,000,000.00 dated 11/19/1998, recorded 7/20/1999 in (as) Reel 2916 Page 682. (Mortgage Tax Paid: $1,705,000.00)

FIRST AMENDMENT TO MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND FIXTURE FILING made by and between 350 MADISON, LLC and CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC dated 11/12/1999, recorded 11/18/1999, in (as) Reel 2994 Page 1378. Amends terms of Mortgage(s) 'S'.

ASSIGNMENT OF MORTGAGE made by CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC to MORGAN GUARANTY TRUST COMPANY OF NEW YORK dated 4/21/2000, recorded 5/12/2000 in (as) Reel 3100 Page 1327. Assigns Mortgage(s) 'S'.

AMENDED AND RESTATED MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND FIXTURE FILINGS made by and between 350 MADISON, LLC and MORGAN GUARANTY TRUST COMPANY OF NEW YORK dated as of 4/21/2000, recorded 5/12/2000, in (as) Reel 3100 Page 1346. Amends and restates terms of Mortgage(s) 'S'.

ASSIGNMENT OF MORTGAGE made by JPMORGAN CHASE BANK, SUCCESSOR BY MERGER TO MORGAN GUARANTY TRUST COMPANY OF NEW YORK to WELLS FARGO BANK MINNESOTA, N.A., AS TRUSTEE FOR THE REGISTERED HOLDERS OF THE J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP., COMMERCIAL MORTGAGE PASSTHROUGH CERTIFICATES, SERIES 2002-FL1 dated 4/12/2002, recorded 5/6/2003 in (as) CRFN 2003000118164. Assigns Mortgage(s) 'S'.

ASSIGNMENT OF MORTGAGE made by WELLS FARGO BANK MINNESOTA, N.A., AS TRUSTEE FOR THE REGISTERED HOLDERS OF THE J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP., COMMERCIAL MORTGAGE PASSTHROUGH CERTIFICATES, SERIES 2002-FL1 to COLUMN FINANCIAL INC. dated 12/7/2002, recorded 1/15/2003 in (as) CRFN 2003000002000. Assigns Mortgage(s) 'S'.

FOR CONSOLIDATION SEE MORTGAGE 'V'

MORTGAGE 'T'

BUILDING MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF LEASES AND RENTS made by 350 MADISON, LLC to CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC in the amount of $25,000,000.00 dated 11/12/1999, recorded 11/18/1999 in (as) Reel 2994 Page 1328. (Mortgage Tax Paid: $687,500.00)

ASSIGNMENT OF BUILDING LOAN MORTGAGE made by CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC to MORGAN GUARANTY TRUST COMPANY OF NEW YORK dated 4/21/2000, recorded 5/12/2000 in (as) Reel 3100 Page 1336. Assigns Mortgage(s) 'T'.

AMENDED AND RESTATED BUILDING LOAN MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS made by and between 350 MADISON, LLC and MORGAN GUARANTY TRUST COMPANY OF NEW YORK dated as of 4/21/2000, recorded 5/12/2000, in (as) Reel 3100 Page 1482. Amends and restates terms of Mortgage(s) 'T'.

ASSIGNMENT OF MORTGAGE made by JPMORGAN CHASE BANK, SUCCESSOR BY MERGER TO MORGAN GUARANTY TRUST COMPANY OF NEW YORK to WELLS FARGO BANK MINNESOTA, N.A., AS TRUSTEE FOR THE REGISTERED HOLDERS OF THE J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP., COMMERCIAL MORTGAGE PASSTHROUGH CERTIFICATES, SERIES 2002-FL1 dated as of 12/5/2002, recorded 1/15/2003 in (as) CRFN 2003000002003. Assigns Mortgage(s) 'T'.

ASSIGNMENT OF AMENDED AND RESTATED BUILDING LOAN MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF LEASES AND RENTS made by JPMORGAN CHASE BANK, SUCCESSOR BY MERGER TO MORGAN GUARANTY TRUST COMPANY OF NEW YORK to WELLS FARGO BANK MINNESOTA, N.A., AS TRUSTEE FOR THE REGISTERED HOLDERS OF THE J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-FL1 dated 4/12/2002, recorded 6/26/2003 in (as) CRFN 2003000193891. Assigns Mortgage(s) 'T'.

ASSIGNMENT OF MORTGAGE made by WELLS FARGO BANK MINNESOTA, N.A., AS TRUSTEE FOR THE REGISTERED HOLDERS OF THE J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP., COMMERCIAL MORTGAGE PASSTHROUGH CERTIFICATES, SERIES 2002-FL1 to COLUMN FINANCIAL INC. dated 12/7/2002, recorded 1/15/2003 in (as) CRFN 2003000002004. Assigns Mortgage(s) 'T'. FOR CONSOLIDATION SEE MORTGAGE 'V'

MORTGAGE 'U'

MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND FIXTURE FILING made by 350 MADISON, LLC to MORGAN GUARANTY TRUST COMPANY OF NEW YORK in the amount of $11,000,000.00 dated as of 4/21/2000, recorded 5/12/2000 in (as) Reel 3100 Page 1413. (Mortgage Tax Paid: $302,500.00)

ASSIGNMENT OF MORTGAGE made by JPMORGAN CHASE BANK, SUCCESSOR BY MERGER TO MORGAN GUARANTY TRUST COMPANY OF NEW YORK to WELLS FARGO BANK MINNESOTA, N.A., AS TRUSTEE FOR THE REGISTERED HOLDERS OF THE J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP., COMMERCIAL MORTGAGE PASSTHROUGH CERTIFICATES, SERIES 2002-FL1 dated 12/5/2002, recorded 1/15/2003 in (as) CRFN 2003000002007. Assigns Mortgage(s) 'U'.

ASSIGNMENT OF MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND FIXTURE FILING made by JPMORGAN CHASE BANK, SUCCESSOR BY MERGER TO MORGAN GUARANTY TRUST COMPANY OF NEW YORK to WELLS FARGO BANK MINNESOTA, N.A., AS TRUSTEE FOR THE REGISTERED HOLDERS OF THE J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-FL1 dated 4/15/2002, recorded 6/26/2003 in (as) CRFN 2003000193890. Assigns Mortgage(s) 'U'.

ASSIGNMENT OF MORTGAGE made by WELLS FARGO BANK MINNESOTA, N.A., AS TRUSTEE FOR THE REGISTERED HOLDERS OF THE J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP., COMMERCIAL MORTGAGE PASSTHROUGH CERTIFICATES, SERIES 2002-FL1 to COLUMN FINANCIAL INC. dated 12/7/2002, recorded 1/15/2003 in (as) CRFN 2003000002008. Assigns Mortgage(s) 'U'.

FOR CONSOLIDATION SEE MORTGAGE 'V'

MORTGAGE 'V'

GAP MORTGAGE AND SECURITY AGREEMENT made by 350 MADISON PARTNERS LLC to COLUMN FINANCIAL, INC. in the amount of $16,807,222.68 dated 12/10/2002, recorded 1/15/2003 in (as) CRFN 20030000002011. (Mortgage Tax Paid: $462,198.00) CONSOLIDATION, SPLITTER AND MODIFICATION AGREEMENT made by and between 350 MADISON PARTNERS LLC and COLUMN FINANCIAL, INC. dated as of 12/10/2002, recorded 1/15/2003, in (as) CRFN 2003000002012. Consolidates Mortgage(s) 'S' to 'V' to form a single lien in the sum of $114,807,222.68 and splits the existing notes into two notes, the first being an Amended and Restated Promissory Note A in the sum of $63,000,000.00 and the second being an Amended and Restated Promissory Note B in the sum of $51,807,222.68 both as evidenced by Amended and Restated Mortgage recorded in CRFN 2003000002013.

CONSOLIDATED, AMENDED AND RESTATED MORTGAGE AND SECURITY AGREEMENT made by and between 350 MADISON PARTNERS LLC and COLUMN FINANCIAL, INC. dated as of 12/10/2002, recorded 1/15/2003, in (as) CRFN 2003000002013. Amends and restates terms of Mortgage(s) 'S' to 'V'.

ASSIGNMENT OF MORTGAGE made by COLUMN FINANCIAL, INC. to CDC MORTGAGE CAPITAL INC. dated 12/30/2002, recorded 2/27/2003 in (as) CRFN 2003000029503. Assigns Mortgage(s) 'S' to 'V' as consolidated.

FOR FURTHER CONSOLIDATION SEE MORTGAGE 'W'

MORTGAGE 'W' (MORTGAGE 'W' ENCUMBERS SUBJECT PREMISES, 1440 BROADWAY, BLOCK 993, LOT 11, AND OTHER PREMISES, 350-352 MADISON AVENUE, BLOCK 1279, LOT 57 AND 10-12 EAST 45TH STREET, BLOCK 1279, LOT 63)

GAP MORTGAGE made by NEW 1440 BROADWAY PARTNERS LLC, GATEHALL 350 MADISON PARTNERS LLC, 350 MADISON PARTNERS LLC AND 350 MADISON PARTNERS LESSEE LLC to CDC MORTGAGE CAPITAL INC. in the amount of $119,192,777.32 dated as of 12/30/2002, recorded 2/27/2003 in (as) CRFN 2003000029507. (Mortgage Tax Paid: $3,277,802.00)

MORTGAGE CONSOLIDATION, SPREADER AND MODIFICATION AGREEMENT made by and between NEW 1440 BROADWAY PARTNERS LLC, GATEHALL 350 MADISON PARTNERS LLC, 350 MADISON PARTNERS LLC AND 350 MADISON PARTNERS LESSEE LLC and CDC MORTGAGE CAPITAL INC. dated as of 12/30/2002, recorded 2/27/2003, in (as) CRFN 2003000029508. Consolidates Mortgage(s) 'A' to 'W' to form a single lien in the sum of $364,000,000.00 and spreads same to cover subject premises, 1440 Broadway, Block 993, Lot 11, and fee and leasehold estates of other premises, 350-352 Madison Avenue, Block 1279, Lot 57 and 10-12 East 45th Street, Block 1279, Lot 63.

ASSIGNMENT OF MORTGAGE made by CDC MORTGAGE CAPITAL INC. to WELLS FARGO BANK, N.A., AS TRUSTEE FOR THE BENEFIT OF THE CERTIFICATE HOLDERS OF CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-TFL1 dated 11/19/2004, recorded 1/12/2005 in (as) CRFN 2005000024031. Assigns Mortgage(s) 'A' to 'W' as consolidated.

NOTE AND MORTGAGE MODIFICATION AND SEVERANCE AGREEMENT made by and between NEW 1440 BROADWAY PARTNERS LLC, GATEHALL 350 MADISON PARTNERS LLC, 350 MADISON PARTNERS LLC AND 350 MADISON PARTNERS LESSEE LLC and WELLS FARGO BANK MINNESOTA, N.A., AS TRUSTEE FOR THE CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-TFL1 dated 2/7/2005, recorded 2/18/2005, in (as) CRFN 2005000103717. Modifies Mortgage(s) 'A' to 'W' as consolidated to allow for the severance thereof and splits and severs the lien of Mortgages 'A' to 'W' as consolidated into two separate liens as follow:

i) Severed Mortgage A in the amount of $150,000,000.00 as is evidenced by CRFN 2005000103718 from which lien subject premises were released by Partial Release of Mortgage (Severed Mortgage A) recorded in CRFN 2005000103720

and

ii) Severed Mortgage B in the amount of $164,793,000.00 as is evidenced by CRFN 2005000103719 (See Mortgage 'A' in Mortgage Schedule attached as Exhibit I herein) from which lien other premises were released by Partial Release of Mortgage (Severed Mortgage B) recorded in CRFN 2005000103721.